================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 30, 2003

                      Lehman ABS Corporation, on behalf of:
      CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-14 TRUST
      CORPORATE BACKED TRUST CERTIFICATES, GEORGIA-PACIFIC DEBENTURE-BACKED SERIES 2001-29 TRUST
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       333-100485              13-3447441
(State or Other Jurisdiction          (Commission File        (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated January 16, 2001     Series 2001-1 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001     Series 2001-2 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001     Series 2001-3 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001     Series 2001-4 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001     Series 2001-5 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001        Series 2001-6 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001        Series 2001-7 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001        Series 2001-8 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001       Series 2001-9 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001       Series 2001-10 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001       Series 2001-11 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001        Series 2001-12 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001       Series 2001-14 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001       Series 2001-15 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001          Series 2001-16 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001          Series 2001-17 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001          Series 2001-18 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001         Series 2001-19 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001         Series 2001-20 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001         Series 2001-21 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001         Series 2001-22 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated June 1, 2001         Series 2001-23 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated June 8, 2001         Series 2001-24 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated June 14, 2001        Series 2001-25 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated June 21, 2001        Series 2001-26 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated June 28, 2001        Series 2001-27 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2001        Corning Debenture-Backed Series 2001-28 Trust
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated July 26, 2001        Georgia-Pacific Debenture-Backed Series 2001-29
                                             Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated July 27, 2001        Royal Caribbean Debenture-Backed Series
                                             2001-30 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated July 31, 2001        Toys "R" Us Debenture-Backed Series 2001-
                                             31 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated August 29, 2001      Liberty Media Debenture-Backed Series
                                             2001-32 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated September 5, 2001    AT&T Note-Backed Series 2001-33 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated September 6, 2001    Goodyear Tire & Rubber Note-Backed Series
                                             2001-34 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated September 21, 2001   Corning Debenture-Backed Series 2001-35
                                             Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated November 15, 2001    Ford Motor Co. Debenture-Backed Series
                                             2001-36 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated December 27, 2001    Federal Express Corporation Note-Backed
                                             Series 2001-37 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated January 23, 2002     W.R. Berkley Capital Trust Securities-
                                             Backed Series 2002-1 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated February 21, 2002    Royal & Sun Alliance Bond-Backed Series
                                             2002-2 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 7, 2002        Brunswick Corporation Note-Backed Series
                                             2002-3 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2002       DaimlerChrysler Debenture-Backed Series
                                             2002-4 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Callable Zero Coupon Trust Certificates,
Series Supplement dated March 25, 2002       Series 2002-TVA-1 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated April 2, 2002        General Electric Capital Series Note-
                                             Backed Series 2002-5 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated April 16, 2002       Kinder Morgan Debenture-Backed Series
                                             2002-6 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2002          AT&T Wireless Services Note-Backed Series
                                             2002-7 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated May 23, 2002         BellSouth Debenture-Backed Series 2002-8
                                             Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated June 3, 2002         News America Debenture-Backed Series
                                             2002-9 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated June 6, 2002         AIG Debenture-Backed Series 2002-10 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated June 7, 2002         Royal & Sun Alliance Bond-Backed Series
                                             2002-11 Trust
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated June 18, 2002        Motorola Debenture-Backed Series 2002-12 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated July 10, 2002        Motorola Debenture-Backed Series 2002-14
                                             Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2002        CIT Capital Trust I Securities-Backed
                                             Series 2002-15 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated July 30, 2002        Verizon Global Funding Corp. Note-Backed
                                             Series 2002-16 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated October 23, 2002     American General Institutional Capital A
                                             Capital Securities-Backed Series 2002-17
                                             Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated October 31, 2002     Bristol-Meyers Squibb Debenture-Backed
                                             Series 2002-18 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Repackaged GE Global Insurance Floating
Series Supplement dated November 15, 2002    Rate Trust Certificates Series 2002-1
                                             Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated January 28, 2003     Sears Roebuck Acceptance Note-Backed
                                             Series 2003-1 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2003     BellSouth Capital Funding Debenture-
                                             Backed Series 2003-2 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated January 31, 2003     Duke Capital Note-Backed Series 2003-3
                                             Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated February 19, 2003    HSBC Debenture-Backed Series 2003-4 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 5, 2003        Sears Roebuck Acceptance Note-Backed
                                             Series 2003-5 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 13, 2003       Ford Motor Company Note-Backed Series
                                             2003-6 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2003       Boeing Note-Backed Series 2003-7 Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated March 27, 2003       Altria Debenture-Backed Series 2003-8
                                             Trust
--------------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and      Corporate Backed Trust Certificates,
Series Supplement dated April 1, 2003        CIT Capital Trust I Securities-Backed
                                             Series 2003-9 Trust
--------------------------------------------------------------------------------------------

Item 5. OTHER EVENTS

On April 30, 2003 distribution was made to the Holders of the Corporate Backed Trust Certificates, Series 2001-14 Trust and Corporate Backed Trust Certificates, Georgia-Pacific Debenture-Backed Series 2001-29 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits 1 and 2 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-14 Certificate Holders for the period ending April 30, 2003.

      2 Trustee's Distribution Statement to the Georgia-Pacific Debenture-Backed Series 2001-29 Certificate Holders for the period ending April 30, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 9, 2003


                                        Lehman ABS Corporation


                                        By: /s/ Rene Canezin
                                                --------------------------------
                                        Name:   Rene Canezin
                                        Title:  Senior Vice President

                                            EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      1 Trustee's Distribution Statement to the Series 2001-14 Certificate Holders for the period ending April 30, 2003

      2 Trustee's Distribution Statement to the Georgia-Pacific Debenture-Backed Series 2001-29 Certificate Holders for the period ending April 30, 2003